INCOME TAXES	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The effective tax rates for the three months ended September 30, 2021 and 2020 were 21.4% and 1.5%, respectively. The effective tax rates for the nine months ended September 30, 2021 and 2020 were 23.8% and 10.6%, respectively. The 2021 effective tax rates for both the three months and the nine months ended September 30, 2021 were favorably impacted by changes to the Company’s expected geographic mix of pre-tax earnings and net discrete tax benefits. For both the three- and nine-month periods, these favorable impacts were partially offset by the effect of the Nikola fair market value remeasurement losses being discretely taxed at a low rate in accordance with the applicable jurisdictional tax laws. The effective tax rate for the three months ended September 30, 2020 reflects the inability to record tax benefits on pre-tax losses in certain jurisdictions, and the minimal discrete tax benefit related to the $1,207 million loss due to the remeasurement to fair value of the Company’s investment in Nikola Corporation, which was calculated in accordance with the applicable jurisdictional tax laws, the effects of which were partly offset by net discrete tax benefits. The discrete tax benefits were primarily non-cash and included $82 million related to the recognition of certain deferred tax assets, primarily based on recent profit history and expected future profitability of consolidated tax reporting groups in certain jurisdictions. The effective tax rate for the nine months ended September 30, 2020 reflects the inability to record tax benefits on pre-tax losses in certain jurisdictions and the goodwill impairment related to the Company’s construction equipment segment, the effects of which were partly offset by the minimal discrete tax charge related to the pre-tax income of $268 million due to the remeasurement to fair value of the Company’s investment in Nikola Corporation, which was calculated in accordance with the applicable jurisdictional tax laws, and the effect of net discrete tax benefits. The discrete tax benefits were primarily non-cash and included $82 million related to the recognition of certain deferred tax assets, primarily based on recent profit history and expected future profitability of consolidated tax reporting groups in certain jurisdictions.
As in all financial reporting periods, the Company assessed the realizability of its deferred tax assets, which relate to multiple tax jurisdictions in all regions of the world. No assessment changes occurred during the three-month period ended September 30, 2021. However, the positive earnings trend of the Company’s industrial operations in Brazil continued during the three months ended September 30, 2021 and the Company is forecasting full year 2021 pre-tax profits for these operations. Additionally, during the last three months of 2021, the Company expects to update its long-term forecast with respect to these operations. Based on this information, it is possible that a change in the assessment could occur with respect to recognizing the deferred tax assets of these operations within the next twelve months, possibly during the last quarter of 2021. Such an assessment change would likely have a material impact on the Company’s results of operations consistent with disclosures previously made in the Company’s annual report on Form 20-F for the year ended December 31, 2020.
The Company operates in many jurisdictions around the world and is routinely subject to income tax audits. As various ongoing audits are concluded, or as the applicable statutes of limitations expire, it is possible the Company’s amount of unrecognized tax benefits could change during the next twelve months. Those changes, however, are not expected to have a material impact on the Company’s results of operations, balance sheet, or cash flows.